Exhibit 99.1
OpenText Reports Fourth Quarter and Fiscal Year 2018 Financial Results

Q4 Revenue of $754 million, up 14% Y/Y
Annual Revenue of $2.82 billion, up 23% Y/Y
Annual Operating Cash Flows of $710 million, up 62% Y/Y

Waterloo, ON, August 2, 2018 - Open Text Corporation (NASDAQ: OTEX, TSX: OTEX), “The Information Company,” today announced its financial results for the fourth quarter and fiscal year ended June 30, 2018.
“Our fourth quarter was a strong close to a record year, with $2.8 billion in total annual revenues and 23% year over year growth,” said Mark J. Barrenechea, OpenText Vice Chair, CEO & CTO. “Fiscal 2018 demonstrates the strength of our Total Growth strategy that combines both acquisition and organic growth. Further, we completed 3 acquisitions in Fiscal 2018 (Covisint, Guidance Software and Hightail) and we enter Fiscal 2019 with a strong balance sheet.”
Barrenechea added, “OpenText’s Annual Recurring Revenue business grew 22% year over year to over $2 billion as we continued to expand our support, cloud, business networks and security product lines. We recently announced a new public SaaS platform, OpenText OT2, and Release 16 EP5, offering customers the next evolution of our products. OpenText is increasingly becoming a strategic technology partner to Global 10,000 companies as we scale and expand our value proposition, which positions us well for Fiscal 2019 and beyond.”
“In Fiscal 2018, we generated over $1 billion of adjusted EBITDA and $710 million in Operating Cash Flows, which was up 62% over the prior fiscal year,” said OpenText EVP and CFO, Madhu Ranganathan. “As we start Fiscal 2019, we are taking steps to further improve our operational efficiency and expand margins, which reinforces our ability to execute our M&A strategy and advance the Company toward our Fiscal 2021 objectives.”
Ms. Ranganathan added, “Looking at Fiscal 2019 and beyond, today we are also announcing a restructuring plan to further streamline our operations and increase our agility as we look to execute on our Total Growth strategy. We will undertake the restructuring initiatives during Fiscal 2019 and the expected size of the plan will be approximately $29 million. Savings are anticipated to ramp over the course of the year, with full benefits realized in Fiscal 2020 and beyond.”
Financial Highlights for Fiscal 2018 with Year Over Year Comparisons

Summary of Annual Results
(in millions except per share data)	FY18	FY17	$ Change	% Change (Y/Y)		FY18 in CC*	% Change in CC*
Revenues:
Cloud services and subscriptions	$829.0	$705.5	$123.5	17.5%		$818.6	16.0%
Customer support	1,232.5	981.1	251.4	25.6%		1,195.4	21.8%
Total annual recurring revenues**	$2,061.5	$1,686.6	$374.9	22.2%		$2,013.9	19.4%
License	437.5	369.1	68.4	18.5%		423.6	14.8%
Professional service and other	316.3	235.3	80.9	34.4%		305.1	29.6%
Total revenues	$2,815.2	$2,291.1	$524.2	22.9%		$2,742.7	19.7%
GAAP-based operating income	$505.4	$352.9	$152.5	43.2%
Non-GAAP-based operating income (1)	$932.2	$728.5	$203.7	28.0%		$901.7	23.8%
GAAP-based operating margin	18.0%	15.4%	n/a	260	bps
Non-GAAP-based operating margin (1)	33.1%	31.8%	n/a	130	bps	32.9%	110	bps
GAAP-based EPS, diluted (2)	$0.91	$4.01	($3.10)	(77.3)%
Non-GAAP-based EPS, diluted (1)(3)	$2.56	$2.02	$0.54	26.7%		$2.46	21.8%
GAAP-based net income attributable to OpenText (2)	$242.2	$1,025.7	($783.4)	(76.4)%
Adjusted EBITDA (1)	$1,019.1	$792.5	$226.5	28.6%
Operating cash flows	$709.9	$439.3	$270.6	61.6%

Summary of Quarterly Results
(in millions except per share data)	Q4 FY18	Q4 FY17	$ Change	% Change (Y/Y)		Q4 FY18 in CC*	% Change in CC*
Revenues:
Cloud services and subscriptions	$217.9	$183.6	$34.3	18.7%		$212.5	15.7%
Customer support	316.8	287.8	28.9	10.1%		304.1	5.7%
Total annual recurring revenues**	$534.6	$471.4	$63.2	13.4%		$516.5	9.6%
License	139.9	123.5	16.4	13.3%		135.9	10.0%
Professional service and other	79.7	68.6	11.1	16.2%		77.4	12.8%
Total revenues	$754.3	$663.6	$90.7	13.7%		$729.8	10.0%
GAAP-based operating income	$149.3	$106.5	$42.9	40.3%
Non-GAAP-based operating income (1)	$259.1	$219.9	$39.1	17.8%		$247.4	12.5%
GAAP-based operating margin	19.8%	16.0%	n/a	380	bps
Non-GAAP-based operating margin (1)	34.3%	33.1%	n/a	120	bps	33.9%	80	bps
GAAP-based EPS, diluted	$0.23	$0.17	$0.06	35.3%
Non-GAAP-based EPS, diluted (1)(3)	$0.72	$0.60	$0.12	20.0%		$0.68	13.3%
GAAP-based net income attributable to OpenText	$61.7	$46.1	$15.6	33.8%
Adjusted EBITDA (1)	$281.8	$237.0	$44.8	18.9%
Operating cash flows	$205.5	$102.5	$103.0	100.5%
(1) Please see note 2 "Use of Non-GAAP Financial Measures" below
(2) Recorded a significant tax benefit in Q1 FY17 of $876.1 million. This significant tax benefit is specifically tied to the Company's internal reorganization and applied to Q1 FY17 only and as a result does not continue in future periods.
(3) Please also see note 14 to the Company's Consolidated Financial Statements on Form 10-K. Reflective of the amount of net tax benefit arising from the internal reorganization assumed to be allocable to the current period based on the forecasted utilization period.
Note: Individual line items in tables may be adjusted by non-material amounts to enable totals to align to published financial statements.

*CC: Constant currency for this purpose is defined as the current period reported revenues/expenses/earnings represented at the prior comparative period's foreign exchange rate.
**Annual recurring revenue is defined as the sum of Cloud services and subscriptions revenue and Customer support revenue.

OpenText Quarterly Business Highlights

•	38 customer transactions over $1 million, 15 OpenText Cloud and 23 on-premise

•	Financial, Services, Consumer Goods, Technology and Healthcare industries saw the most demand in cloud and license

•
Key customer wins in the quarter included The United States Department of Energy, Ness A. T., US Navy SPAWAR Atlantic, Hydro Quebec, Salt River Project, GEMA, SecureWorks, Southern Company, US Defense Health Agency, Roy Hill, Netherlands Ministry of Education, BMW Group and Auto Club Group

•	OpenText Defines the Future of Enterprise Information Management with Next-Generation OpenText OT2 Platform

•	OpenText Announces Successful Repricing and Amendment of Credit Facilities

•	The OpenText Business Network Powers 23 of Gartner’s Top 25 Supply Chains

•	OpenText Receives 2018 SAP® Pinnacle Award SAP Solution Extension Partner of the Year

•	OpenText Announces Availability of Two New Cloud Offerings for SAP® Solutions

•	Independent Research Firm Cites OpenText as a Leader in Digital Asset Management for Customer Experience

Dividend Program Highlights

As part of our quarterly, non-cumulative cash dividend program, the Board declared on August 1, 2018 a cash dividend of $0.1518 per common share. The record date for this dividend is August 31, 2018 and the payment date is September 21, 2018. Future declarations of dividends and the establishment of future record and payment dates are subject to the final determination and discretion of the Board of Directors.

Summary of Annual Results
	FY18	FY17	% Change
Revenue (million)	$2,815.2	$2,291.1	22.9%
GAAP-based gross margin	66.2%	66.7%	(50)	bps
GAAP-based operating margin	18.0%	15.4%	260	bps
GAAP-based EPS, diluted(2)	$0.91	$4.01	(77.3)%
Non-GAAP-based gross margin (1)	73.0%	72.6%	40	bps
Non-GAAP-based operating margin (1)	33.1%	31.8%	130	bps
Non-GAAP-based EPS, diluted (1)(3)	$2.56	$2.02	26.7%

Summary of Quarterly Results
	Q4 FY18	Q3 FY18	Q4 FY17	% Change (Q4 FY18 vs Q3 FY18)		% Change (Q4 FY18 vs Q4 FY17)
Revenue (million)	$754.3	$685.9	$663.6	10.0%		13.7%
GAAP-based gross margin	67.5%	64.6%	66.9%	290	bps	60	bps
GAAP-based operating margin	19.8%	14.9%	16.0%	490	bps	380	bps
GAAP-based EPS, diluted	$0.23	$0.22	$0.17	4.5%		35.3%
Non-GAAP-based gross margin (1)	74.0%	71.6%	73.6%	240	bps	40	bps
Non-GAAP-based operating margin (1)	34.3%	29.8%	33.1%	450	bps	120	bps
Non-GAAP-based EPS, diluted (1)(3)	$0.72	$0.54	$0.60	33.3%		20.0%
(1) Please see note 2 "Use of Non-GAAP Financial Measures" below
(2) Recorded a significant tax benefit in Q1 FY17 of $876.1 million. This significant tax benefit is specifically tied to the Company's internal reorganization and applied to Q1 FY17 only and as a result does not continue in future periods.
(3) Please also see note 14 to the Company's Consolidated Financial Statements on Form 10-K. Reflective of the amount of net tax benefit arising from the internal reorganization assumed to be allocable to the current period based on the forecasted utilization period.

Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 1-800-319-4610 (toll-free) or +1-604-638-5340 (international). Please dial-in 10 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at http://investors.opentext.com/investor-events-and-presentations.

A replay of the call will be available beginning August 2, 2018 at 7:00 p.m. ET through 11:59 p.m. on August 16, 2018 and can be accessed by dialing 1-855-669-9658 (toll-free) or +1-604-674-8052 (international) and using passcode 2420 followed by the number sign.

Please see below note (2) for a reconciliation of U.S. GAAP-based financial measures used in this press release, to non-U.S. GAAP-based financial measures.

About OpenText
OpenText, The Information Company™, a market leader in Enterprise Information Management software and solutions, enabling companies to manage, leverage, secure and gain insight into their enterprise information, on premises or in the cloud. For more information about OpenText (NASDAQ/TSX: OTEX) visit www.opentext.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in our fiscal year ending June 30, 2018 (Fiscal 2018) on growth in earnings and cash flows, creating value through investments in broader Enterprise Information Management (EIM) capabilities, distribution, the Company's presence in the cloud and in growth markets, expected growth in our revenue lines, total growth from acquisitions, innovation and organic initiatives, and distribution expansion, the focus on recurring revenues, improving efficiency, expanding cash flow and strengthening the business, adjusted operating income and cash flow, its financial condition, the adjusted operating margin target range, results of operations and earnings, announced acquisitions, ongoing tax matters, the integration of the acquired businesses, expected timing, charges and savings related to restructuring activities, declaration of quarterly dividends, future tax rates, new platform and product offerings, scaling OpenText to new levels in Fiscal 2019 and beyond, the anticipated size, benefits and timing related to our restructuring plan, and other matters, may contain words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", "may", "could", "would", "might", "will" and variations of these words or similar expressions are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products and services to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market including expected growth in the Artificial Intelligence market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products and services to be realized by customers; (viii) the demand for the Company's products and services and the extent of deployment of the Company's products and services in the EIM marketplace; (ix) downward pressure on our share price and dilutive effect of future sales or issuances of equity securities (including in connection with future acquisitions); (x) the Company's financial condition and capital requirements; and (xi) statements about the impact of product releases. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the potential for the incurrence of or assumption of debt in connection with acquisitions and the impact on the ratings or outlooks of rating agencies on the Company's outstanding debt securities; (iii) the possibility that the Company may be unable to meet its future reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, or applicable Canadian securities regulation; (iv) the risks associated with bringing new products and services to market; (v) failure to comply with privacy laws and regulations that are extensive, open to various interpretations and complex to implement including General Data Protection Regulation (GDPR) and Country by Country Reporting (CBCR); (vi) fluctuations in currency exchange rates; (vii) delays in the purchasing decisions of the Company's customers; (viii) the competition the Company faces in its industry and/or marketplace; (ix) the final determination of litigation, tax audits (including tax examinations in the United States and elsewhere) and other legal proceedings; (x) potential exposure to greater than anticipated tax liabilities or expenses, including with respect to changes in Canadian, U.S. or international tax regimes including the new tax reform legislation enacted through the Tax Cuts and Jobs Act in the United States; (xi) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (xii) the continuous commitment of the Company's customers; and (xiii) demand for the Company's products and services. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
415-963-0825
investors@opentext.com

Copyright ©2018 Open Text. OpenText is a trademark or registered trademark of Open Text. The list of trademarks is not exhaustive of other trademarks. Registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text. All rights reserved. For more information, visit: http://www.opentext.com/who-we-are/copyright-information.

OPEN TEXT CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share data)

	June 30, 2018	June 30, 2017
ASSETS
Cash and cash equivalents	$682,942	$443,357
Accounts receivable trade, net of allowance for doubtful accounts of $9,741 as of June 30, 2018 and $6,319 as of June 30, 2017	487,956	445,812
Income taxes recoverable	55,623	32,683
Prepaid expenses and other current assets	101,059	81,625
Total current assets	1,327,580	1,003,477
Property and equipment	264,205	227,418
Goodwill	3,580,129	3,416,749
Acquired intangible assets	1,296,637	1,472,542
Deferred tax assets	1,122,729	1,215,712
Other assets	111,267	93,763
Deferred charges	38,000	42,344
Long-term income taxes recoverable	24,482	8,557
Total assets	$7,765,029	$7,480,562
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$302,154	$342,120
Current portion of long-term debt	10,000	182,760
Deferred revenues	644,211	570,328
Income taxes payable	38,234	31,835
Total current liabilities	994,599	1,127,043
Long-term liabilities:
Accrued liabilities	52,827	50,338
Deferred credits	2,727	5,283
Pension liability	65,719	58,627
Long-term debt	2,610,523	2,387,057
Deferred revenues	69,197	61,678
Long-term income taxes payable	172,241	162,493
Deferred tax liabilities	79,938	94,724
Total long-term liabilities	3,053,172	2,820,200
Shareholders' equity:
Share capital and additional paid-in capital
267,651,084 and 264,059,567 Common Shares issued and outstanding at June 30, 2018 and June 30, 2017, respectively; authorized Common Shares: unlimited	1,707,073	1,613,454
Accumulated other comprehensive income	33,645	48,800
Retained earnings	1,994,235	1,897,624
Treasury stock, at cost (690,336 shares at June 30, 2018 and 1,101,612 at June 30, 2017, respectively)	(18,732)	(27,520)
Total OpenText shareholders' equity	3,716,221	3,532,358
Non-controlling interests	1,037	961
Total shareholders' equity	3,717,258	3,533,319
Total liabilities and shareholders' equity	$7,765,029	$7,480,562

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)

	Year Ended June 30,
	2018	2017	2016
Revenues:
License	$437,512	$369,144	$283,710
Cloud services and subscriptions	828,968	705,495	601,018
Customer support	1,232,504	981,102	746,409
Professional service and other	316,257	235,316	193,091
Total revenues	2,815,241	2,291,057	1,824,228
Cost of revenues:
License	13,693	13,632	10,296
Cloud services and subscriptions	364,091	300,255	244,021
Customer support	134,089	122,753	89,861
Professional service and other	253,670	195,195	155,584
Amortization of acquired technology-based intangible assets	185,868	130,556	74,238
Total cost of revenues	951,411	762,391	574,000
Gross profit	1,863,830	1,528,666	1,250,228
Operating expenses:
Research and development	323,461	281,680	194,057
Sales and marketing	529,381	444,838	344,235
General and administrative	205,313	170,438	140,397
Depreciation	86,943	64,318	54,929
Amortization of acquired customer-based intangible assets	184,118	150,842	113,201
Special charges	29,211	63,618	34,846
Total operating expenses	1,358,427	1,175,734	881,665
Income from operations	505,403	352,932	368,563
Other income (expense), net	17,973	15,743	(1,423)
Interest and other related expense, net	(137,250)	(119,124)	(76,363)
Income before income taxes	386,126	249,551	290,777
Provision for (recovery of) income taxes	143,826	(776,364)	6,282
Net income for the period	$242,300	$1,025,915	$284,495
Net (income) loss attributable to non-controlling interests	(76)	(256)	(18)
Net income attributable to OpenText	$242,224	$1,025,659	$284,477
Earnings per share—basic attributable to OpenText	$0.91	$4.04	$1.17
Earnings per share—diluted attributable to OpenText	$0.91	$4.01	$1.17
Weighted average number of Common Shares outstanding—basic	266,085	253,879	242,926
Weighted average number of Common Shares outstanding—diluted	267,492	255,805	244,076
Dividends declared per Common Share	$0.5478	$0.4770	$0.4150

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)
(unaudited)

	Three Months Ended June 30,
	2018	2017
Revenues:
License	$139,924	$123,497
Cloud services and subscriptions	217,892	183,638
Customer support	316,751	287,804
Professional service and other	79,703	68,615
Total revenues	754,270	663,554
Cost of revenues:
License	3,048	3,388
Cloud services and subscriptions	95,079	79,588
Customer support	34,284	35,224
Professional service and other	64,980	58,028
Amortization of acquired technology-based intangible assets	47,477	43,288
Total cost of revenues	244,868	219,516
Gross profit	509,402	444,038
Operating expenses:
Research and development	82,006	81,301
Sales and marketing	147,430	129,541
General and administrative	52,596	47,499
Depreciation	22,901	17,190
Amortization of acquired customer-based intangible assets	47,299	42,594
Special charges	7,821	19,461
Total operating expenses	360,053	337,586
Income from operations	149,349	106,452
Other income (expense), net	(8,938)	11,178
Interest and other related expense, net	(35,336)	(32,372)
Income before income taxes	105,075	85,258
Provision for (recovery of) income taxes	43,182	39,000
Net income for the period	$61,893	$46,258
Net (income) loss attributable to non-controlling interests	(170)	(121)
Net income attributable to OpenText	$61,723	$46,137
Earnings per share—basic attributable to OpenText	$0.23	$0.17
Earnings per share—diluted attributable to OpenText	$0.23	$0.17
Weighted average number of Common Shares outstanding—basic	267,489	263,938
Weighted average number of Common Shares outstanding—diluted	268,628	265,818
Dividends declared per Common Share	$0.1518	$0.1320

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)

	Year Ended June 30,
	2018	2017	2016
Net income for the period	$242,300	$1,025,915	$284,495
Other comprehensive income (loss) —net of tax:
Net foreign currency translation adjustments	(9,582)	(4,756)	(3,318)
Unrealized gain (loss) on cash flow hedges:
Unrealized gain (loss) - net of tax expense (recovery) effect of ($171), $34 and ($928) for the year ended June 30, 2018, 2017 and 2016, respectively	(476)	95	(2,574)
(Gain) loss reclassified into net income - net of tax (expense) recovery effect of ($489), $67 and $1,065 for the year ended June 30, 2018, 2017 and 2016, respectively	(1,357)	186	2,956
Actuarial gain (loss) relating to defined benefit pension plans:
Actuarial gain (loss) - net of tax expense (recovery) effect of ($1,846), $840 and ($1,612) for the year ended June 30, 2018, 2017 and 2016, respectively	(3,383)	6,216	(3,374)
Amortization of actuarial (gain) loss into net income - net of tax (expense) recovery effect of $183, $241 and $132 for the year ended June 30, 2018, 2017 and 2016, respectively	260	565	347
Unrealized net gain (loss) on marketable securities - net of tax effect of nil for the year ended June 30, 2018, 2017 and 2016, respectively	—	184	445
Release of unrealized gain on marketable securities - net of tax effect of nil for the year ended June 30, 2018, 2017 and 2016, respectively	(617)	—	—
Total other comprehensive income (loss) net, for the period	(15,155)	2,490	(5,518)
Total comprehensive income	227,145	1,028,405	278,977
Comprehensive (income) loss attributable to non-controlling interests	(76)	(256)	(18)
Total comprehensive income attributable to OpenText	$227,069	$1,028,149	$278,959

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)

	Year Ended June 30,
	2018	2017	2016
Cash flows from operating activities:
Net income for the period	$242,300	$1,025,915	$284,495
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	456,929	345,715	242,368
Share-based compensation expense	27,594	30,507	25,978
Excess tax expense (benefits) on share-based compensation expense	—	(1,534)	(230)
Pension expense	3,738	3,893	4,577
Amortization of debt issuance costs	4,646	5,014	4,678
Amortization of deferred charges and credits	4,242	6,298	9,903
Loss on sale and write down of property and equipment	2,234	784	1,108
Release of unrealized gain on marketable securities to income	(841)	—	—
Deferred taxes	89,736	(871,195)	(54,461)
Share in net (income) loss of equity investees	(5,965)	(5,952)	—
Write off of unamortized debt issuance costs	155	833	—
Other non-cash charges	—	1,033	—
Changes in operating assets and liabilities:
Accounts receivable	(22,566)	(126,784)	8,985
Prepaid expenses and other current assets	(7,274)	(7,766)	316
Income taxes and deferred charges and credits	(31,323)	(1,683)	6,294
Accounts payable and accrued liabilities	(91,650)	53,490	(5,671)
Deferred revenue	35,629	3,484	(4,781)
Other assets	2,301	(22,799)	2,163
Net cash provided by operating activities	709,885	439,253	525,722
Cash flows from investing activities:
Additions of property and equipment	(105,318)	(79,592)	(70,009)
Proceeds from maturity of short-term investments	—	9,212	11,297
Purchase of Hightail Inc.	(20,535)	—	—
Purchase of Guidance Software, net of cash acquired	(229,275)	—	—
Purchase of Covisint Corporation, net of cash acquired	(71,279)	—	—
Purchase of ECD Business	—	(1,622,394)	—
Purchase of HP Inc. CCM Business	—	(315,000)	—
Purchase of Recommind, Inc.	—	(170,107)	—
Purchase consideration for prior period acquisitions	—	(7,146)	(293,071)
Other investing activities	(18,034)	(5,937)	(9,393)
Net cash used in investing activities	(444,441)	(2,190,964)	(361,176)
Cash flows from financing activities:
Excess tax (expense) benefits on share-based compensation expense	—	1,534	230
Proceeds from issuance of long-term debt and revolver	1,200,000	481,875	600,000
Proceeds from issuance of Common Shares from exercise of stock options and ESPP	75,935	35,593	20,097
Proceeds from issuance of Common shares under public Equity Offering	—	604,223	—
Repayment of long-term debt and revolver	(1,149,620)	(57,880)	(8,000)
Debt issuance costs	(4,375)	(7,240)	(6,765)
Equity issuance costs	—	(19,574)	—
Common Shares repurchased	—	—	(65,509)
Purchase of treasury stock	—	(8,198)	(10,627)
Purchase of non-controlling interest	—	(208)	—
Payments of dividends to shareholders	(145,613)	(120,581)	(99,262)
Net cash provided by (used in) financing activities	(23,673)	909,544	430,164
Foreign exchange gain (loss) on cash held in foreign currencies	(2,186)	1,767	(10,952)
Increase (decrease) in cash and cash equivalents during the period	239,585	(840,400)	583,758
Cash and cash equivalents at beginning of the period	443,357	1,283,757	699,999
Cash and cash equivalents at end of the period	$682,942	$443,357	$1,283,757

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended June 30,
	2018	2017
Cash flows from operating activities:
Net income for the period	$61,893	$46,258
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	117,677	103,071
Share-based compensation expense	7,121	8,134
Excess tax expense (benefits) on share-based compensation expense	—	52
Pension expense	904	940
Amortization of debt issuance costs	811	1,233
Amortization of deferred charges and credits	1,067	(140)
Loss on sale and write down of property and equipment	1,745	784
Deferred taxes	27,096	19,049
Share in net (income) loss of equity investees	(6,468)	201
Write off of unamortized debt issuance costs	155	—
Changes in operating assets and liabilities:
Accounts receivable	33,132	(89,689)
Prepaid expenses and other current assets	3,261	(1,532)
Income taxes and deferred charges and credits	(9,255)	(3,253)
Accounts payable and accrued liabilities	628	36,969
Deferred revenue	(39,075)	(3,433)
Other assets	4,767	(16,164)
Net cash provided by operating activities	205,459	102,480
Cash flows from investing activities:
Additions of property and equipment	(22,280)	(29,521)
Purchase of Hightail Inc.	(69)	—
Other investing activities	(6,855)	(2,924)
Net cash used in investing activities	(29,204)	(32,445)
Cash flows from financing activities:
Excess tax (expense) benefits on share-based compensation expense	—	(52)
Proceeds from issuance of long-term debt and revolver	1,000,000	—
Proceeds from issuance of Common Shares from exercise of stock options and ESPP	9,871	8,925
Repayment of long-term debt and revolver	(1,043,800)	(51,940)
Debt issuance costs	(4,375)	(1,040)
Equity issuance costs	—	(102)
Purchase of treasury stock	—	(3,953)
Repurchase of non-controlling interest	—	(208)
Payments of dividends to shareholders	(40,617)	(34,628)
Net cash provided by (used in) financing activities	(78,921)	(82,998)
Foreign exchange gain (loss) on cash held in foreign currencies	(19,889)	7,320
Increase (decrease) in cash and cash equivalents during the period	77,445	(5,643)
Cash and cash equivalents at beginning of the period	605,497	449,000
Cash and cash equivalents at end of the period	$682,942	$443,357

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (Non-GAAP). These Non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar Non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these Non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.

The Company uses these Non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of Non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain Non-GAAP measures defined below.
Non-GAAP-based net income and Non-GAAP-based EPS, attributable to OpenText, are calculated as GAAP-based net income or earnings per share, attributable to OpenText, on a diluted basis, after giving effect to the amortization of acquired intangible assets, other income (expense), share-based compensation, and Special charges (recoveries), all net of tax and any tax benefits/expense items unrelated to current period income, as further described in the tables below. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit and the amortization of acquired technology-based intangible assets and share-based compensation within cost of sales. Non-GAAP-based gross margin is calculated as Non-GAAP-based gross profit expressed as a percentage of total revenue. Non-GAAP-based income from operations is calculated as income from operations, excluding the amortization of acquired intangible assets, Special charges (recoveries), and share-based compensation expense. Non-GAAP-based operating margin is calculated as Non-GAAP-based income from operations expressed as a percentage of total revenue.
Adjusted earnings (loss) before interest, taxes, depreciation and amortization (Adjusted EBITDA) is calculated as GAAP-based net income, attributable to OpenText, excluding interest income (expense), provision for income taxes, depreciation and amortization of acquired intangible assets, other income (expense), share-based compensation and Special charges (recoveries).
The Company's management believes that the presentation of the above defined Non-GAAP financial measures provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management. These items are excluded based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports and are not excluded in the sense that they may be used under U.S. GAAP.
The Company does not acquire businesses on a predictable cycle, and therefore believes that the presentation of non-GAAP measures, which in certain cases adjust for the impact of amortization of intangible assets and the related tax effects that are primarily related to acquisitions, will provide readers of financial statements with a more consistent basis for comparison across accounting periods and be more useful in helping readers understand the Company’s operating results and underlying operational trends. Additionally, the Company has engaged in various restructuring activities over the past several years that have resulted in costs associated with reductions in headcount, consolidation of leased facilities and related costs, all which are recorded under the Company’s “Special Charges (recoveries)” caption on the Consolidated Statements of Income. Each restructuring activity is a discrete event based on a unique set of business objectives or circumstances, and each differs in terms of its operational implementation, business impact and scope, and the size of each restructuring plan can vary significantly from period to period. Therefore, the Company believes that the exclusion of these special charges (recoveries) will also better aid readers of financial statements in the understanding and comparability of the Company's operating results and underlying operational trends.
In summary the Company believes the provision of supplemental Non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance (although prior performance is not necessarily indicative of future performance). As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary Non-GAAP financial measures that exclude certain items from the presentation of its financial results.
The following charts provide (unaudited) reconciliations of U.S. GAAP-based financial measures to Non-U.S. GAAP-based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended June 30, 2018. (In thousands except for per share amounts)
	Three Months Ended June 30, 2018
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$95,079		$(310)	(1)	$94,769
Customer support	34,284		(300)	(1)	33,984
Professional service and other	64,980		(516)	(1)	64,464
Amortization of acquired technology-based intangible assets	47,477		(47,477)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	509,402	67.5%	48,603	(3)	558,005	74.0%
Operating expenses
Research and development	82,006		(1,453)	(1)	80,553
Sales and marketing	147,430		(2,552)	(1)	144,878
General and administrative	52,596		(1,990)	(1)	50,606
Amortization of acquired customer-based intangible assets	47,299		(47,299)	(2)	—
Special charges (recoveries)	7,821		(7,821)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	149,349	19.8%	109,718	(5)	259,067	34.3%
Other income (expense), net	(8,938)		8,938	(6)	—
Provision for (recovery of) income taxes	43,182		(11,860)	(7)	31,322
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	61,723		130,516	(8)	192,239
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted, attributable to OpenText	$0.23		$0.49	(8)	$0.72

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of total revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in non-marketable securities investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 41% and a Non-GAAP-based tax rate of approximately 14%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-

based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 14%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense. We also took into consideration changes in US tax reform legislation that was enacted on December 22, 2017 through the Tax Cuts and Jobs Act.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Three Months Ended June 30, 2018
		Per share diluted
GAAP-based net income, attributable to OpenText	$61,723	$0.23
Add:
Amortization	94,776	0.35
Share-based compensation	7,121	0.03
Special charges (recoveries)	7,821	0.03
Other (income) expense, net	8,938	0.03
GAAP-based provision for (recovery of) income taxes	43,182	0.16
Non-GAAP-based provision for income taxes	(31,322)	(0.11)
Non-GAAP-based net income, attributable to OpenText	$192,239	$0.72

Reconciliation of Adjusted EBITDA

Three Months Ended June 30, 2018
GAAP-based net income, attributable to OpenText	$61,723
Add:
Provision for (recovery of) income taxes	43,182
Interest and other related expense, net	35,336
Amortization of acquired technology-based intangible assets	47,477
Amortization of acquired customer-based intangible assets	47,299
Depreciation	22,901
Share-based compensation	7,121
Special charges (recoveries)	7,821
Other (income) expense, net	8,938
Adjusted EBITDA	$281,798

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the year ended June 30, 2018. (In thousands except for per share amounts)
	Year Ended June 30, 2018
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$364,091		$(1,429)	(1)	$362,662
Customer support	134,089		(1,233)	(1)	132,856
Professional service and other	253,670		(1,838)	(1)	251,832
Amortization of acquired technology-based intangible assets	185,868		(185,868)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	1,863,830	66.2%	190,368	(3)	2,054,198	73.0%
Operating expenses
Research and development	323,461		(5,659)	(1)	317,802
Sales and marketing	529,381		(9,231)	(1)	520,150
General and administrative	205,313		(8,204)	(1)	197,109
Amortization of acquired customer-based intangible assets	184,118		(184,118)	(2)	—
Special charges (recoveries)	29,211		(29,211)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	505,403	18.0%	426,791	(5)	932,194	33.1%
Other income (expense), net	17,973		(17,973)	(6)	—
Provision for (recovery of) income taxes	143,826		(32,534)	(7)	111,292
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	242,224		441,352	(8)	683,576
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.91		$1.65	(8)	$2.56

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of total revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in non-marketable securities investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 37% and a Non-GAAP-based tax rate of approximately 14%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-

based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 14%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense. We also took into consideration changes in US tax reform legislation that was enacted on December 22, 2017 through the Tax Cuts and Jobs Act.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Year Ended June 30, 2018
		Per share diluted
GAAP-based net income, attributable to OpenText	$242,224	$0.91
Add:
Amortization	369,986	1.38
Share-based compensation	27,594	0.10
Special charges (recoveries)	29,211	0.11
Other (income) expense, net	(17,973)	(0.07)
GAAP-based provision for (recovery of) income taxes	143,826	0.54
Non-GAAP based provision for income taxes	(111,292)	(0.41)
Non-GAAP-based net income, attributable to OpenText	$683,576	$2.56
Reconciliation of Adjusted EBITDA

Year Ended June 30, 2018
GAAP-based net income, attributable to OpenText	$242,224
Add:
Provision for (recovery of) income taxes	143,826
Interest and other related expense, net	137,250
Amortization of acquired technology-based intangible assets	185,868
Amortization of acquired customer-based intangible assets	184,118
Depreciation	86,943
Share-based compensation	27,594
Special charges (recoveries)	29,211
Other (income) expense, net	(17,973)
Adjusted EBITDA	$1,019,061

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended March 31, 2018. (In thousands except for per share amounts)
	Three Months Ended March 31, 2018
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$94,264		$(135)	(1)	$94,129
Customer support	33,820		(277)	(1)	33,543
Professional service and other	64,246		(122)	(1)	64,124
Amortization of acquired technology-based intangible assets	47,303		(47,303)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	443,148	64.6%	47,837	(3)	490,985	71.6%
Operating expenses
Research and development	83,522		(993)	(1)	82,529
Sales and marketing	129,987		(1,496)	(1)	128,491
General and administrative	54,817		(2,057)	(1)	52,760
Amortization of acquired customer-based intangible assets	46,762		(46,762)	(2)	—
Special charges (recoveries)	2,644		(2,644)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	102,323	14.9%	101,789	(5)	204,112	29.8%
Other income (expense), net	11,140		(11,140)	(6)	—
Provision for (recovery of) income taxes	20,129		3,612	(7)	23,741
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	58,794		87,037	(8)	145,831
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted, attributable to OpenText	$0.22		$0.32	(8)	$0.54

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of total revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in non-marketable securities investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 26% and a Non-GAAP-based tax rate of approximately 14%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/

expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 14%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense. We also took into consideration changes in US tax reform legislation that was enacted on December 22, 2017 through the Tax Cuts and Jobs Act.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Three Months Ended March 31, 2018
		Per share diluted
GAAP-based net income, attributable to OpenText	$58,794	$0.22
Add:
Amortization	94,065	0.35
Share-based compensation	5,080	0.02
Special charges (recoveries)	2,644	0.01
Other (income) expense, net	(11,140)	(0.04)
GAAP-based provision for (recovery of) income taxes	20,129	0.07
Non-GAAP-based provision for income taxes	(23,741)	(0.09)
Non-GAAP-based net income, attributable to OpenText	$145,831	$0.54

Reconciliation of Adjusted EBITDA

Three Months Ended March 31, 2018
GAAP-based net income, attributable to OpenText	$58,794
Add:
Provision for (recovery of) income taxes	20,129
Interest and other related expense, net	34,534
Amortization of acquired technology-based intangible assets	47,303
Amortization of acquired customer-based intangible assets	46,762
Depreciation	23,093
Share-based compensation	5,080
Special charges (recoveries)	2,644
Other (income) expense, net	(11,140)
Adjusted EBITDA	$227,199

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended June 30, 2017. (In thousands except for per share amounts)
	Three Months Ended June 30, 2017
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$79,588		$(390)	(1)	$79,198
Customer support	35,224		(313)	(1)	34,911
Professional service and other	58,028		(449)	(1)	57,579
Amortization of acquired technology-based intangible assets	43,288		(43,288)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	444,038	66.9%	44,440	(3)	488,478	73.6%
Operating expenses
Research and development	81,301		(1,777)	(1)	79,524
Sales and marketing	129,541		(2,450)	(1)	127,091
General and administrative	47,499		(2,755)	(1)	44,744
Amortization of acquired customer-based intangible assets	42,594		(42,594)	(2)	—
Special charges (recoveries)	19,461		(19,461)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	106,452	16.0%	113,477	(5)	219,929	33.1%
Other income (expense), net	11,178		(11,178)	(6)	—
Provision for (recovery of) income taxes	39,000		(10,731)	(7)	28,269
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	46,137		113,030	(8)	159,167
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted, attributable to OpenText	$0.17		$0.43	(8)	$0.60

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of total revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in non-marketable securities investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 46% and a Non-GAAP-based tax rate of approximately 15%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/

expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 15%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Three Months Ended June 30, 2017
		Per share diluted
GAAP-based net income, attributable to OpenText	$46,137	$0.17
Add:
Amortization	85,882	0.32
Share-based compensation	8,134	0.03
Special charges (recoveries)	19,461	0.07
Other (income) expense, net	(11,178)	(0.04)
GAAP-based provision for (recovery of) income taxes	39,000	0.15
Non-GAAP-based provision for income taxes	(28,269)	(0.10)
Non-GAAP-based net income, attributable to OpenText	$159,167	$0.60

Reconciliation of Adjusted EBITDA

Three months ended June 30, 2017
GAAP-based net income, attributable to OpenText	$46,137
Add:
Provision for (recovery of) income taxes	39,000
Interest and other related expense, net	32,372
Amortization of acquired technology-based intangible assets	43,288
Amortization of acquired customer-based intangible assets	42,594
Depreciation	17,190
Share-based compensation	8,134
Special charges (recoveries)	19,461
Other (income) expense, net	(11,178)
Adjusted EBITDA	$236,998

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the year ended June 30, 2017. (In thousands except for per share amounts)
	Year Ended June 30, 2017
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues:
Cloud services and subscriptions	$300,255		$(1,229)	(1)	$299,026
Customer support	122,753		(1,079)	(1)	121,674
Professional service and other	195,195		(1,451)	(1)	193,744
Amortization of acquired technology-based intangible assets	130,556		(130,556)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	1,528,666	66.7%	134,315	(3)	1,662,981	72.6%
Operating expenses
Research and development	281,680		(7,149)	(1)	274,531
Sales and marketing	444,838		(9,680)	(1)	435,158
General and administrative	170,438		(9,919)	(1)	160,519
Amortization of acquired customer-based intangible assets	150,842		(150,842)	(2)	—
Special charges (recoveries)	63,618		(63,618)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	352,932	15.4%	375,523	(5)	728,455	31.8%
Other income (expense), net	15,743		(15,743)	(6)	—
Provision for (recovery of) income taxes	(776,364)		867,764	(7)	91,400
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	1,025,659		(507,984)	(8)	517,675
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$4.01		$(1.99)	(8)	$2.02

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of total revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in non-marketable securities investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.

(7)
Adjustment relates to differences between the GAAP-based tax recovery rate of approximately 311% and a Non-GAAP-based tax rate of approximately 15%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-

based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of 15%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Year Ended June 30, 2017
		Per share diluted
GAAP-based net income, attributable to OpenText	$1,025,659	$4.01
Add:
Amortization	281,398	1.10
Share-based compensation	30,507	0.12
Special charges (recoveries)	63,618	0.25
Other (income) expense, net	(15,743)	(0.06)
GAAP-based provision for (recovery of) income taxes	(776,364)	(3.03)
Non-GAAP based provision for income taxes	(91,400)	(0.37)
Non-GAAP-based net income, attributable to OpenText	$517,675	$2.02

Reconciliation of Adjusted EBITDA

Year Ended June 30, 2017
GAAP-based net income, attributable to OpenText	$1,025,659
Add:
Provision for (recovery of) income taxes	(776,364)
Interest and other related expense, net	119,124
Amortization of acquired technology-based intangible assets	130,556
Amortization of acquired customer-based intangible assets	150,842
Depreciation	64,318
Share-based compensation	30,507
Special charges (recoveries)	63,618
Other (income) expense, net	(15,743)
Adjusted EBITDA	$792,517

(3)	The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three months and year ended June 30, 2018 and 2017:

	Three Months Ended June 30, 2018		Three Months Ended June 30, 2017
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	23%	15%	22%	16%
GBP	6%	6%	6%	6%
CAD	4%	10%	4%	10%
USD	58%	52%	58%	52%
Other	9%	17%	10%	16%
Total	100%	100%	100%	100%

	Year Ended June 30, 2018		Year Ended June 30, 2017
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	22%	15%	22%	15%
GBP	6%	6%	6%	7%
CAD	4%	11%	4%	11%
USD	58%	51%	58%	52%
Other	10%	17%	10%	15%
Total	100%	100%	100%	100%
*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and Special charges (recoveries).